Exhibit 99.6

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED OCTOBER 30, 2025 AND THE BASE PROSPECTUS DATED AUGUST 4, 2025 (COLLECTIVELY, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, BY CALLING (212) 929-5500 (BANKERS AND BROKERS) OR (800) 322-2885 (ALL OTHERS) OR BY EMAIL AT AMPG@mackenziepartners.com.

AMPLITECH GROUP, INC. BENEFICIAL OWNER ELECTION FORM

I (We), the beneficial owner(s) of shares of common stock, par value $0.001 per share (“Common Stock”), of Amplitech Group, Inc., a Nevada corporation, acknowledge receipt of your letter, the prospectus supplement dated October 30, 2025 (“Prospectus Supplement”) and the base prospectus dated August 4, 2025 (together with the Prospectus Supplement, the “Prospectus”), and the other enclosed materials relating to the offering of transferable subscription rights (the “Unit Subscription Rights”) to purchase Units of securities (“Units”) at a subscription price equal to $4.00 per Unit (the “Unit Subscription Price”).

In this form, I (we) instruct you whether to exercise the Unit Subscription Rights to purchase Units and/or whether to exercise series A right (each, a “Series A Right”) and/or series B right (each, a “Series B Right,” together with the Series A Right, collectively, the “Series Rights”) to purchase shares of Common Stock, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Form of Instructions as to use of Amplitech Group, Inc. Transferable Unit Subscription Rights Certificates” and “Form of Instructions as to use of Amplitech Group, Inc. Transferable Series Rights Certificates.” Each Unit will consist of one share of Common Stock, one Series A Right and one Series B Right. Each of the Series Rights is exercisable commencing on its date of issuance until the applicable expiration date, at an exercise price equal to, (i) in the case of a Series A Right, $5.00 and (ii) in the case of a Series B Right, $6.00. The Common Stock issuable upon exercise of the Series Rights will not be issued until after the applicable expiration date.

The shares of Common Stock and Series Rights comprising the Units will separate upon the closing of the rights offering and will be issued separately; however, they may only be purchased as a Unit and the Unit will not trade as a separate security.

UNIT SUBSCRIPTION RIGHTS

I (We) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE UNIT SUBSCRIPTION RIGHTS for Units. If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐

Please EXERCISE UNIT SUBSCRIPTION RIGHTS for Units as set forth below.

If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

The number of Unit Subscription Rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of Unit Subscription Rights that the undersigned is entitled to exercise.

	Number of Rights		Unit Subscription Price		Payment
Basic Subscription Right		x	$4.00	=	$ (Line 1)
Over-Subscription Right:		x	$4.00	=	$ (Line 2)
Total Payment:					$ (Sum of Lines 1 and 2)

Box 3.	☐	Payment in the following amount is enclosed: $ __________.
Box 4.	☐	Please deduct payment of $ _________from the following account maintained by you: The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.

Type of Account: _________________Account No.: __________________

SERIES RIGHTS

I (We) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐

Please DO NOT EXERCISE SERIES RIGHTS for shares of Common Stock.

If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐

Please EXERCISE SERIES RIGHTS for shares of Common Stock as set forth below.

If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

	Number of Rights Exercised		Exercise Price		Payment
Series A Right:		x	$5.00	=	$ (Line 1)
Series B Right:		x	$6.00	=	$ (Line 2)
Total Payment Required:					$ (Sum of Lines 1 and 2)

Box 3.	☐	Payment in the following amount is enclosed: $ ____________

Box 4.	☐	Please deduct payment of $ _________from the following account maintained by you: The total of Box 3 and 4, together, must equal the sum of lines 1, and 3 from Box 2 above.

Type of Account: __________________Account No.: ______________________

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

●	irrevocably elect to (i) purchase the number of Units and (ii) exercise the Series Rights indicated above upon the terms and conditions specified in the Prospectus; and

●	agree that if I (we) fail to pay for the Units or exercise of the applicable Series Right, I (we) have elected to purchase or exercise, you may exercise any remedies available to you under law.

Name of beneficial owner(s):

Signature of beneficial owner(s):

Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to check this address with your broker.